 MicroCap Opportunities Fund (PRCGX)

Summary Prospectus	February 28, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.perrittcap.com/funds/microcap-opportunities-fund. You can also get this information at no cost by calling 1‑800-332-3133 or by an email request to info@perrittcap.com.  The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Funds’ website www.perrittcap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-332-3133.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call 1-800-332-3133 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Investment Objective: The Perritt MicroCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for 90 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.28%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Portfolio Turnover:  The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies. The Fund invests in both value-priced and aggressive growth stocks.  Generally, the Fund’s investment adviser seeks to invest in companies with the following attributes:

•	Have demonstrated above-average growth in revenues and/or earnings;
•	Possess relatively low levels of long-term debt;
•	Have a high percentage of their shares owned by company management; and
•	Possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.

At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.

Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Fund’s investment adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued.

The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

•
Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

•
Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.

•	Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

•
Liquidity Risk:  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.  If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund.  Liquidity issues may also make it difficult to value the Fund’s investments.

•
Value Investing Risk:  Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. The Fund is the successor to the investment performance of Perritt MicroCap Opportunities Fund, Inc. (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund after the close of business on February 28, 2013.  Accordingly, the performance information shown below for periods on or prior to February 28, 2013 is that of the Predecessor Fund.  The Predecessor Fund was also advised by Perritt Capital Management, Inc. and had the same investment objective and strategies as the Fund.  Updated performance information is available on the Fund’s website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt MicroCap Opportunities Fund

Year-by-Year Total Returns as of December 31
During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
39.48% (June 30, 2009)	-24.02 (September 30, 2011)

Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Perritt MicroCap Opportunities Fund
Return Before Taxes	-17.52%	0.86%	11.62%
Return After Taxes on Distributions	-20.24%	-1.75%	9.90%
Return After Taxes on Distributions and Sale of Fund Shares	-8.74%	0.78%	9.74%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-13.09%	3.08%	11.71%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-11.01%	4.41%	11.97%

After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your individual situation and may differ from those shown.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (“Adviser”) for the Fund.

Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Predecessor Fund since 1996.

Purchase, Sale and Exchange of Fund Shares: You may purchase, redeem, and exchange Fund shares on any business day by written request via mail (Perritt MicroCap Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary.  You may also purchase, redeem and exchange additional Fund shares through the Internet at www.perrittcap.com.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gifts to Minors Act:	$ 250
Dividend Reinvestment:	None

Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.